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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hillenbrand Industries, Inc. (the Company) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Frederick
W. Rockwood, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/S/ Frederick W. Rockwood
-------------------------------------
Frederick W. Rockwood
President and Chief Executive Officer

August 1, 2003

A signed original of this written statement required by Section 906 has been provided to Hillenbrand Industries, Inc. and will be retained by Hillenbrand Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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